Putnam
Intermediate
U.S. Government
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Looking back on an eventful year, we consider it important to take note of the increasingly positive trends that have become apparent in the U.S. economy and financial markets. The stimulus provided by fiscal and monetary policies has drawn the economy out of the slump of early 2003 and rising profits prompted a broad rally for stocks. The bond market steadied while offering pockets of opportunity. We see indications that these trends can continue into 2004 and know that Putnam management teams will seek to position the funds to benefit from them.

During the fiscal year ended November 30, 2003, Putnam Intermediate U.S. Government Income Fund delivered positive results at net asset value. However, it underperformed both its benchmark index and its Lipper category average. You will find the details on the facing page.

In the following report, your fund's management team reviews in detail the performance and the strategies it pursued. The team reports that during the challenging and rapidly changing fixed-income market of fiscal 2003, the portfolio was not sufficiently defensive to respond to a sharp spike in interest rates during the summer, yet too defensively positioned to benefit fully from the resulting rally. Now, as fiscal 2004 begins, the management team offers its view of prospects for the coming months.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 21, 2004


Report from Fund Management

Fund highlights

 * During the fiscal year ended November 30, 2003, Putnam Intermediate U.S. Government Income Fund's class A shares had total returns of 2.00% at net asset value (NAV) and -1.25% at public offering price (POP).

 * As a result of owning securities that were less sensitive to interest-rate changes than those in its benchmark index, the fund underperformed the 3.37% return of the Lehman Intermediate Government Bond Index. Much of this underperformance occurred in the first half of the fiscal year.

 * However, because the fund's interest-rate sensitivity was higher than that of its Lipper peer group, this positioning hurt relative performance in the second half of the period when rates increased. As a result, the fund underperformed the average return of 2.33% for the Lipper Short-Intermediate U.S. Government Funds category.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The 12 months ended November 30, 2003, was a period of significant change in the U.S. economy -- from an environment of great concern over sluggish growth and the potential for deflation, to one of greater optimism among investors over a surprisingly robust economy and a resurgent stock market. As a result, the shorter-maturity, higher-quality part of the bond market, which is strongly linked to economic expectations, was rather volatile. We positioned the portfolio defensively to make it less sensitive to what we believed was a plausible threat of rising interest rates. However, the fund was still a bit more aggressively positioned than many of the funds in its Lipper category. So, when rates eventually increased dramatically during the summer months, it hurt the fund's performance relative to its Lipper peer group. Throughout the period, however, the market generally favored higher-yielding securities, causing the fund to underperform its benchmark index.

FUND PROFILE

Putnam Intermediate U.S. Government Income Fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital by allocating its assets among intermediate-maturity U.S. Treasuries, mortgage-backed securities, and other U.S. government agency securities. The fund may be appropriate for investors seeking current income.


Market overview

The fund's fiscal year began a few months after the bond market had emerged from a significant upheaval, in which high-quality bonds began underperforming lower-quality, higher-yielding bonds as investors became more optimistic about the economy. In early 2003, the impending war with Iraq brought a brief reversal of this trend, which was followed by a spike in bond yields (and a decline in prices, which move in the opposite direction of yields) after the fall of Saddam Hussein. Concerns about the sluggish economy and the potential for deflation dominated the markets in the spring, however, bringing Treasury yields down to levels not seen since the 1950s.

In mid June, the market again underwent significant change. Signs of credible strengthening in the U.S. economy and an appetite for stocks not seen for three years sent Treasury prices plummeting and yields rising. The rise in Treasury yields from mid June through the end of August was one of the sharpest increases for a 10-week period on record. The market subsequently leveled off and yields moved within a fairly narrow range through the end of the fund's fiscal year.

The most significant characteristic of the bond market during the past 12-month period has been the willingness of investors to take on more risk in exchange for higher yields. As a result, bonds with longer maturities, lower ratings, and higher yields have generally outperformed the higher-quality, shorter-maturity issues that make up most of your fund's holdings.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 11/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                           3.37%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.18%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          6.66%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       25.80%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.09%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              16.94%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 24.22%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 11/30/03.
-------------------------------------------------------------------------------

Strategy overview

The fund's investment approach is to assess the relative attractiveness of mortgage-backed securities (MBSs) versus Treasuries, given the macroeconomic conditions and our interest-rate outlook. We then choose securities within these sectors by analyzing their coupons (the face-value interest rate, or amount of income they produce) and their maturities, within the specified short- to intermediate-maturity mandate outlined in the fund's prospectus.

During the first half of the fund's fiscal year, we believed that interest rates, which were at historically low levels, would begin to rise at some point. As a result, we positioned the portfolio defensively, investing in bonds that would be less sensitive to interest-rate changes. We were proven correct when rates rose in the summer months, but prior to that, we did not anticipate that rates, already low, would decline even further, as they did during the spring. The fund's lower sensitivity to interest-rate changes limited its ability to benefit from the resulting rally and thus hurt its performance versus the benchmark index in the first half of the period. When rates increased considerably in the summer months, this positioning helped performance relative to the index, but detracted from it relative to the fund's Lipper peer group (the fund's interest-rate sensitivity was slightly higher than that of the Lipper peer group).

Recognizing that the market generally favored higher-yielding bonds throughout the period, we also tried to improve relative returns by emphasizing MBSs, which typically offer higher income than Treasuries with similar maturities. To implement this, we substituted 15-year MBSs for short-term Treasuries in the portfolio.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION

                                as of               as of
                               5/31/03            11/30/03
Fixed-rate
mortgage-backed
securities                      70.6%               50.5%

U.S. Treasury
securities                       3.6%               17.5%

U.S. government
agency obligations               4.6%               14.8%

Cash and
short-term
investments                     57.5%               10.3%

Adjustable-rate
mortgage-backed
securities                       0.3%                0.3%

Footnote reads:
Weightings are shown as a percentage of net asset value. Holdings will vary over time. A portion of short-term investments reflect amounts used to settle TBA purchase commitments (discussed on page 28).


How holdings and sector allocations affected performance

With the market shift toward higher-yielding securities, we maintained an emphasis on mortgage-backed securities (MBSs). With the decline in interest rates in the first half of the fiscal year, however, homeowners refinanced at a record pace. This trend can be detrimental to MBS returns because the prepayment of home loans reduces income from these securities. We consequently invested in securities that we believed were more insulated from such prepayments. We initially favored 15-year MBSs with 5.5% coupon rates issued by the Federal National Mortgage Association (Fannie Maes). As the midpoint of the fiscal year approached, we moved our 15-year allocation down the coupon scale to 5% and finally into 4.5% securities issued by the Federal Home Loan Mortgage Corporation (Freddie Macs). (The 4.5% Freddie Macs were sold prior to the end of the period.) We also invested in higher-coupon 30-year Fannie Maes with 7% coupons because we believed they offered particular value and had already experienced significant prepayment activity. To reduce prepayment risk in the portfolio, we invested in 30-year Fannie Maes and Ginnie Maes with 5% coupons, because we felt that homeowners with this low interest rate would have little to no incentive to refinance.

In June and July of 2003, the Federal Home Loan Mortgage Corporation was investigated for allegations of accounting and management improprieties, as well as improper use of the company's reserve account. We monitored the situation closely, but the allegations did not meaningfully affect the performance of these holdings thereafter.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                        11/30/02        5/31/03        11/30/03
Average effective
maturity in years         2.9             2.2             3.2

Duration in years         2.2             1.5             2.8

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


Another way in which we sought to reduce prepayment risk was by investing in what are known as re-performing mortgage loans with 30-year maturities. These are securities that have been purchased by Fannie Mae from Ginnie Mae after homeowners have demonstrated some difficulty in meeting their mortgage payments. Fannie Mae then reissues the pools of mortgage securities and guarantees them. These MBSs offered coupons in the 7.5% range, but with much slower prepayment activity due to the slightly impaired credit of the homeowners. As such, we believed they were attractively priced, offering compelling yields with reduced prepayment risk. In addition, these loans were secured by the backing of Fannie Mae.

In the second half of the period, we focused on higher-coupon MBSs, which are less sensitive to interest-rate increases, although we reduced the overall MBS weighting near the end of the period because of strong performance in this sector. We believed these securities would help cushion the impact of rate increases while providing higher income to boost the fund's total returns. We kept the Treasury portion of the fund invested in shorter-maturity securities -- primarily three- and six-month, and one-year Treasury bills -- to reduce the fund's sensitivity to rising rates, which helped during the second half of the period. These differ from Treasury notes, which have maturities between two and ten years, and Treasury bonds, which have maturities longer than ten years.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Core Fixed-Income Team. The members of this team are Kevin Cronin (Portfolio Leader), Rob Bloemker (Portfolio Member), Carl Bell, Andrea Burke, Steve Horner, D. William Kohli,
Michael Salm, John Van Tassel, and David Waldman.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we look to 2004, it is becoming clear that the U.S. economy is not only continuing to gain strength, but that this strength may be sustained well into the New Year. Although inflation is not yet an issue, we believe that continued growth in the economy will eventually exert some pressure on consumer and producer prices, which will likely result in a change in the Federal Reserve Board's stance on interest rates. While no one can predict what the Fed will do with regard to short-term rates, we believe that a rate increase -- or at least the hint of one to come -- cannot be ruled out sometime in the next calendar year. No matter what the Fed does, however, continued growth in the economy, rising stock prices, and the ballooning trade deficit (which is financed by foreign investors who may demand higher returns) are likely to put upward pressure on bond yields. As a result, we plan to position the portfolio to weather any potential volatility accompanying a rise in yields by overweighting higher-coupon MBSs and reducing the fund's duration, or interest-rate sensitivity.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended November 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/03
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (2/16/93)             (2/16/93)             (7/26/99)              (4/3/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                     2.00%     -1.25%      1.38%     -1.62%      1.23%      0.22%      2.04%     -0.09%
--------------------------------------------------------------------------------------------------------------
5 years                   27.91      23.70      24.30      24.30      22.77      22.77      27.10      24.62
Annual average             5.05       4.35       4.45       4.45       4.19       4.19       4.91       4.50
--------------------------------------------------------------------------------------------------------------
10 years                  74.54      69.03      64.61      64.61      61.11      61.11      72.34      68.92
Annual average             5.73       5.39       5.11       5.11       4.88       4.88       5.59       5.38
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             5.53       5.21       4.92       4.92       4.70       4.70       5.40       5.20
--------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for classes C and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/03
---------------------------------------------------------------------
                                                    Lipper Short-
                                  Lehman            Intermediate
                               Intermediate        U.S. Government
                                Government         Funds category
                                Bond Index            average*
---------------------------------------------------------------------
1 year                            3.37%                2.33%
---------------------------------------------------------------------
5 years                          34.45                28.84
Annual average                    6.10                 5.19
---------------------------------------------------------------------
10 years                         83.85                69.35
Annual average                    6.28                 5.40
---------------------------------------------------------------------
Annual average
(life of fund)                    6.24                 5.50
---------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 11/30/03, there were 76, 66, and 32 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 11/30/93 to 11/30/03

                                           Lehman Intermediate
                     Fund's class A            Government
Date                  shares at POP            Bond Index

11/30/93                  9,675                  10,000
11/30/94                  9,576                   9,834
11/30/95                 10,904                  11,178
11/30/96                 11,409                  11,810
11/30/97                 12,265                  12,551
11/30/98                 13,189                  13,674
11/30/99                 13,220                  13,838
11/30/00                 14,441                  14,975
11/30/01                 15,470                  16,602
11/30/02                 16,699                  17,785
11/30/03                $16,903                 $18,385

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,461 and $16,111, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $17,234 ($16,892 at public offering price). See first page of performance section for performance calculation method.


----------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/03
----------------------------------------------------------------------------------------------------------
                                       Class A          Class B          Class C          Class M
----------------------------------------------------------------------------------------------------------
Distributions (number)                      12               12               12               12
----------------------------------------------------------------------------------------------------------
Income                                  $0.065623        $0.034279        $0.026561        $0.057735
----------------------------------------------------------------------------------------------------------
Capital gains
----------------------------------------------------------------------------------------------------------
Long-term                                0.005000         0.005000         0.005000         0.005000
----------------------------------------------------------------------------------------------------------
Short-term                               0.022600         0.022600         0.022600         0.022600
----------------------------------------------------------------------------------------------------------
Total                                   $0.093223        $0.061879        $0.054161        $0.085335
----------------------------------------------------------------------------------------------------------
Share value:                          NAV        POP        NAV              NAV         NAV        POP
----------------------------------------------------------------------------------------------------------
11/30/02                              $5.17      $5.34      $5.18            $5.17       $5.18      $5.29
----------------------------------------------------------------------------------------------------------
11/30/03                               5.18       5.35       5.19             5.18        5.20       5.31
----------------------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------------------
Current dividend rate 1               1.05%      1.02%      0.45%            0.31%       0.90%      0.88%
----------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 2            2.13       2.06       1.54             1.39        1.98       1.94
----------------------------------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/03 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (2/16/93)             (2/16/93)             (7/26/99)              (4/3/95)
--------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
--------------------------------------------------------------------------------------------------------------
1 year                     1.35%     -2.03%      0.94%     -2.03%      0.78%     -0.21%      1.21%     -0.89%
--------------------------------------------------------------------------------------------------------------
5 years                   28.27      24.05      24.89      24.89      23.28      23.28      27.46      24.96
Annual average             5.11       4.40       4.55       4.55       4.28       4.28       4.97       4.56
--------------------------------------------------------------------------------------------------------------
10 years                  74.38      68.57      65.12      65.12      61.51      61.51      72.17      68.75
Annual average             5.72       5.36       5.14       5.14       4.91       4.91       5.58       5.37
--------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             5.54       5.22       4.94       4.94       4.72       4.72       5.40       5.21
--------------------------------------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Intermediate U.S. Government Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Intermediate U.S. Government Income Fund, including the fund's portfolio, as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Intermediate U.S. Government Income Fund, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
January 8, 2004


The fund's portfolio
November 30, 2003

U.S. government and agency obligations (100.9%) (a)
Principal amount                                                          Value

U.S. Government and Agency Mortgage Obligations (68.6%)
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation
      $184,682 7 1/2s, with due dates from April 1,
               2016 to December 1, 2017                                $198,022
               Federal National Mortgage
               Association Adjustable Rate
               Mortgages
        33,662 5 1/2s, November 1, 2024                                  34,291
     2,049,216 5.338s, September 1, 2031                              2,094,647
        48,362 3.535s, July 1, 2026                                      48,761
               Federal National Mortgage
               Association Pass-Through
               Certificates
         2,477 11 1/4s, October 1, 2010                                   2,631
         3,138 8s, May 1, 2013                                            3,267
     8,935,729 7 1/2s, with due dates from November
               1, 2015 to November 1, 2030                            9,549,899
    16,946,623 7 1/2s, with due dates from December
               1, 2011 to October 1, 2015                            18,114,455
   123,248,612 7s, with due dates from January 1,
               2025 to May 1, 2033                                  130,099,872
     1,494,758 7s, with due dates from September 1,
               2007 to January 1, 2015                                1,592,342
   260,055,673 6 1/2s, with due dates from January
               1, 2023 to November 1, 2033                          271,205,533
     3,245,811 6 1/2s, with due dates from February
               1, 2014 to February 1, 2017                            3,425,522
    54,598,000 6 1/2s, TBA, December 1, 2033                         56,918,415
     1,504,096 6s, with due dates from March 1,
               2014 to October 1, 2016                                1,573,651
    24,251,020 5 1/2s, with due dates from June 1,
               2013 to June 1, 2018                                  25,000,449
    56,000,000 5 1/2s, TBA, December 1, 2033                         56,350,000
    46,700,000 5 1/2s, TBA, December 1, 2017                         48,086,430
    16,879,148 5s, with due dates from November 1,
               2017 to November 1, 2018                              17,106,960
       186,955 Government National Mortgage
               Association Adjustable Rate
               Mortgages 7s, July 20, 2026                              190,543
               Government National Mortgage
               Association Pass-Through
               Certificates
     4,553,546 7 1/2s, with due dates from December
               15, 2023 to March 15, 2032                             4,876,860
       937,814 7s, with due dates from July 15,
               2029 to May 15, 2032                                     997,905
        30,569 6 1/2s, March 15, 2031                                    32,155
                                                                 --------------
                                                                    647,502,610

U.S. Government and Agency Obligations (14.8%)
-------------------------------------------------------------------------------
   119,026,000 Federal National Mortgage
               Association notes, 7 1/4s, January
               15, 2010                                             139,480,261

U.S. Treasury Obligations (17.5%)
-------------------------------------------------------------------------------
    57,302,000 U.S. Treasury Bonds 4 1/4s, August
               15, 2013                                              57,073,709
               U.S. Treasury Notes
    78,188,000 2 5/8s, May 15, 2008                                  76,376,853
    16,755,000 1 5/8s, January 31, 2005                              16,777,904
    15,000,000 1 1/8s, June 30, 2005                                 14,854,095
                                                                 --------------
                                                                    165,082,561
                                                                 --------------
               Total U.S. government and agency
               obligations (cost $949,707,312)                     $952,065,432

Collateralized mortgage obligations (9.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Fannie Mae
    $7,335,975 Ser. 02-T18, Class A4, 7 1/2s, 2042                   $7,972,414
     7,483,938 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    8,133,214
    24,981,620 Ser. 02-T16, Class A3, 7 1/2s, 2042                   27,148,924
     1,365,503 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                    1,483,969
     4,463,645 Ser. 02-W4, Class A5, 7 1/2s, 2042                     4,850,893
       578,309 Ser. 02-14, Class A2, 7 1/2s, 2042                       628,481
     4,070,554 Ser. 01-T10, Class A2, 7 1/2s, 2041                    4,423,699
     2,593,673 Ser. 02-T4, Class A3, 7 1/2s, 2041                     2,818,690
     1,050,005 Ser. 02-T6, Class A2, 7 1/2s, 2041                     1,141,099
     1,733,044 Ser. 01-T12, Class A2, 7 1/2s, 2041                    1,883,396
     1,598,159 Ser. 01-T8, Class A1, 7 1/2s, 2041                     1,736,809
     6,749,292 Ser. 01-T7, Class A1, 7 1/2s, 2041                     7,334,833
       340,348 Ser. 99-T2, Class A1, 7 1/2s, 2039                       369,875
     4,998,519 Ser. 02-T1, Class A3, 7 1/2s, 2031                     5,432,170
     2,103,180 Ser. 00-T6, Class A1, 7 1/2s, 2030                     2,285,643
       532,910 Ser. 02-W3, Class A5, 7 1/2s, 2028                       579,143
     2,586,625 Ser. 343, Class 14, IO, 5 1/2s, 2033                     606,644
     2,695,646 Ser. 343, Class 15, IO, 5 1/2s, 2033                     634,740
     1,230,956 Ser. 343, Class 17, IO, 5 1/2s, 2033                     295,622
     5,101,754 Ser. 343, Class 5, IO, 5s, 2033                        1,263,481
     5,693,009 Ser. 343, Class 9, IO, 5s, 2033                        1,468,618
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
     1,734,806 Ser. T-58, Class 4A, 7 1/2s, 2043                      1,883,077
     1,017,662 Ser. T-42, Class A5, 7 1/2s, 2042                      1,105,950
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $85,161,382)                       $85,481,384

Short-term investments (9.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $350,000 U.S. Treasury Bills zero %, February
               5, 2004 (SEG)                                           $349,400
    44,000,000 Interest in $350,000,000 joint
               repurchase agreement dated November
               28, 2003 with Bank of America due
               December 1, 2003 with respect to
               various U.S. Government obligations
               -- maturity value of $44,003,923 for
               an effective yield of 1.07%                           44,000,000
    40,599,000 Interest in $300,000,000 joint
               repurchase agreement dated November
               28, 2003 with UBS Securities, LLC
               due December 1, 2003 with respect to
               various U.S. Government obligations
               -- maturity value of $40,602,552 for
               an effective yield of 1.05%                           40,599,000
                                                                 --------------
               Total Short-term investments (cost $84,948,400)      $84,948,400
-------------------------------------------------------------------------------
               Total Investments (cost $1,119,817,094)           $1,122,495,216
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $943,405,525.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2003.

      TBA after the name of a security represents to be announced securities (Note 1).



Futures contracts outstanding at November 30, 2003
                                                                                         Unrealized
                                       Market          Aggregate        Expiration      appreciation/
                                       value          face value           date        (depreciation)
------------------------------------------------------------------------------------------------------
U.S. Treasury Note
5 yr (Short)                        $33,774,750       $33,981,435         Mar-04          $206,685
U.S. Treasury Note
10 yr (Long)                         27,057,313        27,327,944         Mar-04          (270,631)
------------------------------------------------------------------------------------------------------
                                                                                          $(63,946)
------------------------------------------------------------------------------------------------------

TBA sales commitments at November 30, 2003
(proceeds receivable $254,056,755)

                                                                       Expiration
                                                       Principal         date/
Agency                                                  amount        strike price             Value
------------------------------------------------------------------------------------------------------
FNMA, 6.5s, December 2033                            $244,192,000       12/11/03      $254,570,160
------------------------------------------------------------------------------------------------------

Interest rate swap contracts outstanding at November 30, 2003
                                                                                         Unrealized
                                                         Notional      Termination      appreciation/
                                                          amount          date         (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Credit Suisse First Boston
International dated October 16, 2003 to receive
semi-annually the notional amount multiplied by
2.096% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                 $808,000       10/20/05           $(1,888)

Agreement with Credit Suisse First Boston
International dated October 16, 2003 to receive
semi-annually the notional amount multiplied by
4.783% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                2,493,000       10/20/13            26,185

Agreement with Credit Suisse First Boston
International dated October 17, 2003 to receive
semi-annually the notional amount multiplied by
2.2825% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                  318,000       10/21/05               389

Agreement with Credit Suisse First Boston
International dated October 17, 2003 to receive
quarterly the notional amount multiplied by
4.881% and pay semi-annually the notional
amount multiplied by the three month
USD LIBOR.                                              2,411,000       10/21/13            44,362

Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to receive
semi-annually the notional amount multiplied by
4.745% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            1,110,000       10/13/13             2,442

Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to pay
semi-annually the notional amount multiplied by
2.013% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            1,410,000       10/13/05             6,627

Agreement with Credit Suisse First Boston
International dated October 30, 2003 to receive
semi-annually the notional amount multiplied by
2.225% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                  461,000        11/3/05              (343)

Agreement with Credit Suisse First Boston
International dated October 30, 2003 to receive
semi-annually the notional amount multiplied by
4.764% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                5,360,000        11/3/13            38,569

Agreement with Credit Suisse First Boston
International dated November 3, 2003 to receive
semi-annually the notional amount multiplied by
4.7725% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.                8,935,000        11/5/13            68,321

Agreement with Credit Suisse First
Boston International dated November 3, 2003
to pay semi-annually the notional amount
multiplied by 2.2525% and receive quarterly the
notional amount multiplied by the three month
USD LIBOR.                                             11,689,000        11/7/05             5,089
------------------------------------------------------------------------------------------------------
                                                                                          $189,753
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,119,817,094) (Note 1)                                       $1,122,495,216
-------------------------------------------------------------------------------
Cash                                                               12,247,698
-------------------------------------------------------------------------------
Interest and other receivables                                      7,274,055
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                308,792
-------------------------------------------------------------------------------
Receivable for securities sold                                    258,919,011
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           191,984
-------------------------------------------------------------------------------
Total assets                                                    1,401,436,756

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                  33,813
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 141,565
-------------------------------------------------------------------------------
Payable for securities purchased                                  184,331,035
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         16,722,940
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,322,492
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            323,134
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 50,613
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,499
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                443,619
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                2,231
-------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable
$254,056,755) (Note 1)                                            254,570,160
-------------------------------------------------------------------------------
Other accrued expenses                                                 88,130
-------------------------------------------------------------------------------
Total liabilities                                                 458,031,231
-------------------------------------------------------------------------------
Net assets                                                       $943,405,525

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $934,356,050
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (141,565)
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)               6,900,516
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          2,290,524
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $943,405,525

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($439,462,842 divided by 84,803,669 shares)                             $5.18
-------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $5.18)*                  $5.35
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($290,981,244 divided by 56,027,828 shares)**                           $5.19
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($28,345,575 divided by 5,468,357 shares)**                             $5.18
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,375,812 divided by 2,378,897 shares)                               $5.20
-------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $5.20)*                  $5.31
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($172,240,052 divided by 33,288,810 shares)               $5.17
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended November 30, 2003

Investment income:                                                $26,928,323
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,081,910
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,122,296
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             42,215
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       22,188
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,408,880
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,408,580
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 394,120
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  74,213
-------------------------------------------------------------------------------
Other                                                                 569,050
-------------------------------------------------------------------------------
Total expenses                                                     14,123,452
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (120,578)
-------------------------------------------------------------------------------
Net expenses                                                       14,002,874
-------------------------------------------------------------------------------
Net investment income                                              12,925,449
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   12,196,273
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                       (30,851)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, swap contracts and TBA sale commitments during
the year                                                           (1,734,560)
-------------------------------------------------------------------------------
Net gain on investments                                            10,430,862
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $23,356,311
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended November 30
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $12,925,449      $28,296,011
-------------------------------------------------------------------------------
Net realized gain on investments                  12,165,422       24,977,395
-------------------------------------------------------------------------------
Net unrealized depreciation of investments        (1,734,560)      (2,876,204)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        23,356,311       50,397,202
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
   Class A                                        (7,617,460)     (16,396,254)
-------------------------------------------------------------------------------
   Class B                                        (3,076,877)      (7,393,018)
-------------------------------------------------------------------------------
   Class C                                          (241,025)        (719,934)
-------------------------------------------------------------------------------
   Class M                                          (234,336)        (601,040)
-------------------------------------------------------------------------------
   Class Y                                        (2,897,316)      (7,321,779)
-------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                          (561,571)              --
-------------------------------------------------------------------------------
   Class B                                          (394,333)              --
-------------------------------------------------------------------------------
   Class C                                           (37,551)              --
-------------------------------------------------------------------------------
   Class M                                           (20,985)              --
-------------------------------------------------------------------------------
   Class Y                                          (179,914)              --
-------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                        (2,053,244)      (2,372,223)
-------------------------------------------------------------------------------
   Class B                                        (1,379,848)      (1,650,556)
-------------------------------------------------------------------------------
   Class C                                          (133,739)        (155,668)
-------------------------------------------------------------------------------
   Class M                                           (62,829)         (87,924)
-------------------------------------------------------------------------------
   Class Y                                          (765,454)        (748,393)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                           (304,484,181)     504,629,681
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (300,784,352)     517,580,094

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,244,189,877      726,609,783
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income and
undistributed net investment income of
$141,565 and $1,000,000, respectively)          $943,405,525   $1,244,189,877
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $5.17           $5.10           $4.90           $4.81           $5.01
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .06             .17             .26 (d)         .28             .25
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .04             .12             .19             .06            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .10             .29             .45             .34             .05
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.06)           (.20)           (.25)           (.25)           (.25)
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investment                                          (.03)           (.02)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.09)           (.22)           (.25)           (.25)           (.25)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $5.18           $5.17           $5.10           $4.90           $4.81
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      2.00            5.85            9.29            7.23            1.09
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $439,463        $588,232        $327,332        $217,197        $243,927
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                    .98             .97             .96            1.00             .99
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.26            3.18            5.15            5.84            5.20
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    509.05 (c)      538.64 (c)      224.31 (c)      401.30          318.67
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                         Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $5.18           $5.11           $4.91           $4.81           $5.01
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .03             .14             .23 (d)         .25             .22
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .04             .12             .19             .07            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .07             .26             .42             .32             .02
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.03)           (.17)           (.22)           (.22)           (.22)
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investment                                          (.03)           (.02)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.06)           (.19)           (.22)           (.22)           (.22)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $5.19           $5.18           $5.11           $4.91           $4.81
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      1.38            5.21            8.61            6.79             .48
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $290,981        $410,169        $194,202        $103,543        $137,130
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.58            1.57            1.56            1.60            1.59
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .65            2.47            4.49            5.24            4.60
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    509.05 (c)      538.64 (c)      224.31 (c)      401.30          318.67
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------
                                                                                                  For the period
                                                                                                  July 26, 1999+
Per-share                                                    Year ended November                     to Nov. 30
operating performance                       2003            2002            2001            2000       1999
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $5.17           $5.10           $4.90           $4.81      $4.81
-----------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------
Net investment income                        .02             .13             .21 (d)         .24        .07
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                          .04             .12             .20             .06         -- (e)
-----------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .06             .25             .41             .30        .07
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net
investment income                           (.02)           (.16)           (.21)           (.21)      (.07)
-----------------------------------------------------------------------------------------------------------------
From net realized
gain on investment                          (.03)           (.02)             --              --         --
-----------------------------------------------------------------------------------------------------------------
Total distributions                         (.05)           (.18)           (.21)           (.21)      (.07)
-----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $5.18           $5.17           $5.10           $4.90      $4.81
-----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      1.23            5.06            8.46            6.38       1.53*
-----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $28,346         $38,613         $18,335          $5,221     $2,746
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                   1.73            1.72            1.71            1.75        .61*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .49            2.38            4.23            5.12       1.58*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    509.05 (c)      538.64 (c)      224.31 (c)      401.30     318.67
-----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $5.18           $5.11           $4.92           $4.82           $5.02
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .05             .16             .25 (d)         .26             .24
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .06             .12             .18             .08            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .11             .28             .43             .34             .04
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.06)           (.19)           (.24)           (.24)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investment                                          (.03)           (.02)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.09)           (.21)           (.24)           (.24)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $5.20           $5.18           $5.11           $4.92           $4.82
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      2.04            5.68            8.88            7.26             .93
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $12,376         $21,874         $15,244          $9,121         $10,918
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.13            1.12            1.11            1.15            1.14
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.12            3.07            4.95            5.69            5.09
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    509.05 (c)      538.64 (c)      224.31 (c)      401.30          318.67
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                          Year ended November 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $5.16           $5.09           $4.90           $4.80           $5.01
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        .07             .18             .27 (d)         .29             .26
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .05             .12             .18             .07            (.21)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .12             .30             .45             .36             .05
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.08)           (.21)           (.26)           (.26)           (.26)
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investment                                          (.03)           (.02)             --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.11)           (.23)           (.26)           (.26)           (.26)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $5.17           $5.16           $5.09           $4.90           $4.80
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                      2.27            6.13            9.35            7.73            1.14
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $172,240        $185,303        $171,498        $132,245        $114,881
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                    .73             .72             .71             .75             .74
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.51            3.55            5.41            6.11            5.45
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    509.05 (c)      538.64 (c)      224.31 (c)      401.30          318.67
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the periods.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2003

Note 1
Significant accounting policies

Putnam Intermediate U.S. Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B, class C, class M and class Y shares. The fund will begin offering Class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 2.00% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage-backed securities, are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

F) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above. Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, and unrealized and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2003 the fund reclassified $2,117,101 to increase paid-in-capital, with an decrease to accumulated net realized gains of $2,117,101.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation             $4,172,840
Unrealized depreciation             (1,671,212)
                                  ------------
Net unrealized appreciation          2,501,628
Undistributed short-term gain        2,588,417
Undistributed long-term gain         4,424,646
Cost for federal income
tax purposes                    $1,119,993,588


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) the annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2003, the fund's expenses were reduced by $120,578 under these arrangements. Each independent Trustee of the fund receives an annual Trustee fee, of which $1,951 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 0.85%, 1.00% and 0.40% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $87,369 and $1,993 from the sale of class A and class M shares, respectively, and received $920,523 and $22,308 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2003, Putnam Retail Management, acting as underwriter, received $88,350 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $3,024,798,002 and $2,764,050,950, respectively. Purchases and sales of U.S. government obligations aggregated $1,275,254,395 and $1,299,493,810, respectively.

Note 4
Capital shares

At November 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         40,870,621      $212,806,861
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,766,174         9,186,018
----------------------------------------------------------------
                                    42,636,795       221,992,879

Shares repurchased                 (71,702,985)     (372,466,388)
----------------------------------------------------------------
Net decrease                       (29,066,190)    $(150,473,509)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                        191,218,699      $975,173,139
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,193,127        16,321,022
----------------------------------------------------------------
                                   194,411,826       991,494,161

Shares repurchased                (144,771,443)     (737,389,461)
----------------------------------------------------------------
Net increase                        49,640,383      $254,104,700
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         27,051,608      $141,158,852
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       759,903         3,959,532
----------------------------------------------------------------
                                    27,811,511       145,118,384

Shares repurchased                 (51,012,561)     (265,593,909)
----------------------------------------------------------------
Net decrease                       (23,201,050)    $(120,475,525)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         64,303,787      $331,222,724
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,389,458         7,123,431
----------------------------------------------------------------
                                    65,693,245       338,346,155

Shares repurchased                 (24,494,983)     (125,594,500)
----------------------------------------------------------------
Net increase                        41,198,262      $212,751,655
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,444,566       $23,154,160
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        64,617           335,942
----------------------------------------------------------------
                                     4,509,183        23,490,102

Shares repurchased                  (6,513,079)      (33,841,863)
----------------------------------------------------------------
Net decrease                        (2,003,896)     $(10,351,761)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,065,684       $51,584,364
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       130,434           666,864
----------------------------------------------------------------
                                    10,196,118        52,251,228

Shares repurchased                  (6,319,558)      (32,315,406)
----------------------------------------------------------------
Net increase                         3,876,560       $19,935,822
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,060,755        $5,544,300
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        53,673           280,251
----------------------------------------------------------------
                                     1,114,428         5,824,551

Shares repurchased                  (2,955,981)      (15,431,383)
----------------------------------------------------------------
Net decrease                        (1,841,553)      $(9,606,832)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,244,369       $21,779,225
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       117,439           601,554
----------------------------------------------------------------
                                     4,361,808        22,380,779

Shares repurchased                  (3,123,600)      (15,969,176)
----------------------------------------------------------------
Net increase                         1,238,208        $6,411,603
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,975,481       $31,054,809
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       738,901         3,836,429
----------------------------------------------------------------
                                     6,714,382        34,891,238

Shares repurchased                  (9,349,490)      (48,467,792)
----------------------------------------------------------------
Net decrease                        (2,635,108)     $(13,576,554)
----------------------------------------------------------------

                                    Year ended November 30, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,838,674       $34,988,350
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,584,425         8,070,172
----------------------------------------------------------------
                                     8,423,099        43,058,522

Shares repurchased                  (6,190,552)      (31,632,621)
----------------------------------------------------------------
Net increase                         2,232,547       $11,425,901
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $4,520,804 as long term capital gain, for its taxable year ended November 30, 2003.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of November 30, 2003, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)

Executive Vice President, Treasurer and
Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should consider the investment objective, risks, charges, and expenses of a fund before investing.
For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund+*
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund [DOUBLE DAGGER]
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [DOUBLE DAGGER]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

+ Closed to new investors.

[DOUBLE DAGGER] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Intermediate U.S. Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN036-203444  398/428/674  1/04


Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Intermediate U.S. Government Income Fund
Supplement to Annual Report dated 11/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 11/30/03

                                                                        NAV

1 year                                                                 2.27%
5 years                                                               29.30
Annual average                                                         5.27
10 years                                                              76.96
Annual average                                                         5.87
Life of fund (since class A inception, 2/16/93)
Annual average                                                         5.67

Share value:                                                            NAV

11/30/02                                                              $5.16
11/30/03                                                              $5.17

----------------------------------------------------------------------------

Distributions: No.        Income           Capital gains             Total
                                       short-term   long-term
               12        $0.078666       $0.0226     $0.0050       $0.106266
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 23, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: January 23, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: January 23, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 23, 2004